NOTICE OF GUARANTEED DELIVERY             EXHIBIT 99.2

                                 WITH RESPECT TO
                13% SENIOR SUBORDINATED NOTES DUE 2009, SERIES A
                                       OF
                         CONCENTRA OPERATING CORPORATION

THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY HOLDER OF 13% SENIOR SUBORDINATED NOTES DUE 2009, SERIES A (THE "OLD NOTES"), OF CONCENTRA OPERATING CORPORATION, A NEVADA CORPORATION (THE "ISSUER"), WHO WISHES TO TENDER OLD NOTES PURSUANT TO THE EXCHANGE OFFER (AS DEFINED IN THE PROSPECTUS
DATED               , 1999 (THE "PROSPECTUS ")) OF THE ISSUER AND (I) WHOSE
OLD NOTES ARE NOT IMMEDIATELY AVAILABLE OR (II) WHO CANNOT DELIVER SUCH OLD NOTES OR ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (III) WHO CANNOT COMPLY WITH THE BOOK-ENTRY TRANSFER PROCEDURE ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER" IN THE PROSPECTUS.



                         CONCENTRA OPERATING CORPORATION
                          NOTICE OF GUARANTEED DELIVERY

                             THE EXCHANGE AGENT IS:

                     UNITED STATES TRUST COMPANY OF NEW YORK
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                                               BY OVERNIGHT COURIER AND
       BY REGISTERED OR                     BY HAND DELIVERY AFTER 4:30 PM                BY HAND UP TO 4:30 PM
        CERTIFIED MAIL:                          ON EXPIRATION ONLY:                          OR IN PERSON:

  United States Trust Company                  United States Trust Company              United States Trust Company
           of New York                                 of New York                              of New York
          P.O. Box 844                          770 Broadway, 13th Floor                       111 Broadway
 Attn: Corporate Trust Services              Attn: Corporate Trust Services                     Lower Level
         Cooper Station                            New York, NY 10003                 Attn: Corporate Trust Services
    New York, NY 10276-0844                                                                  New York, NY 10006

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                                  BY FACSIMILE:

                                 (212) 420-6211

                              CONFIRM BY TELEPHONE

                                 (800) 548-6565

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Old Notes set forth in the Letter or Transmittal. The undersigned hereby tenders the Old Notes listed below:


--------------------------------------------------------------------------------
Certificate Numbers (If Available)                 Principal Amount Tendered
--------------------------------------------------------------------------------

__________________________________                 _____________________________


     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.



If Old Notes will be tendered by book-entry transfer:




Name of Tendering Institution:             Sign Here


_______________________________            _____________________________________
The Depository Trust Company                          SIGNATURE(S)
Account No.:

                                           _____________________________________
                                                    NAME (PLEASE PRINT)

_______________________________


                                           _____________________________________

Date: _________________________


                                           _____________________________________
                                               ADDRESS (INCLUDE ZIP CODE)


                                           _____________________________________
                                              AREA CODE AND TELPEPHONE NO.

                                    GUARANTEE

                     (NOT TO BE USE FOR SIGNATURE GUARANTEE)


     The undersigned, a participant in a recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus).





Name of Firm:

_______________________________

                                           Sign Here


                                           _____________________________________
                                                AUTHORIZED SIGNATURE(S)


                                           _____________________________________
                                                  NAME (PLEASE PRINT)




                                           _____________________________________



                                           _____________________________________
                                               ADDRESS (INCLUDE ZIP CODE)


Date: _________________________
                                           _____________________________________
                                               AREA CODE AND TELEPHONE NO.

     DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.


                                  INSTRUCTIONS

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY . A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under "The Exchange Offer." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Issuer.

     2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, then the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by a properly completed bond power signed as the name of the registered holder(s) appear(s) on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.